SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K



                  ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 October 1, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                   POLLUTION RESEARCH AND CONTROL CORPORATION
                   -------------------------------------------
               (Exact Name of Registrant as specified in Charter)




                          Commission File No. 333-55276

         California                                              95-2746949
----------------------------                               --------------------
(State of Other Jurisdiction                                 (I.R.S. Employer
     of Incorporation)                                      Identification No.)




                       9300 Wilshire Boulevard, Suite 308
                         Beverly Hills, California 90210
                        --------------------------------
               (Address of Principal Executive Office)(Zip COde)


       Registrant's Telephone Number, Including Area Code: (310) 273-2661



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                                Table of Contents



Form 8-K Disclosures:                                                      Page
                                                                           ----


Item 1. Change in Control                                                    3

Item 2. Acquisition or Disposition of Assets                                 3

Item 3. Bankruptcy or Receivership                                           3

Item 4. Changes in Registrant's Certifying Accountant                        4

Item 5. Other Events                                                         4

Item 6. Resignations of Registrant's Directors                               4

Item 7. Financial Statement, Proforma, Financial Information and Exhibits    4


Signature page                                                               5

Item 1. Change in Control

     (a) Pursuant to an agreement (the "Agreement") dated on September 21, 2001 between Pollution Research and Control Corporation ("PRCC"), a California corporation, and Astor Capital Inc. ("ASTOR"), a California corporation, on September 24, 2001 all of the former directors of PRCC resigned except Mr. Donald R. Ford who appointed three new directors to fill the vacancies remaining after the resignations, namely: Jacques Tizabi, Matin Emouna and Michael
Collins.   The  resumes  of  each  new  director  follow.  No  approval  of  the shareholders of either PRCC or ASTOR is required under applicable state corporate law.

     Prior to the effective date of the Agreement, September 24, 2001, the Board of Directors were: Albert E. Gosselin, Gary L. Dudley, Craig E. Gosselin and Marcia A. Smith and the officers were Albert E. Gosselin, Jr., President and Chief Executive Officer, Donald R. Ford, Chief Financial Officer.

     Upon closing of the Agreement, the three persons named above assumed positions as directors of PRCC.

     The officers of PRCC subsequent to the Agreement become: Jacques Tizabi, Chief Executive Officer and Michael Collins, Secretary. The by-laws of PRCC will continue without change.

     A copy of the Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.



Item 2. Acquisition or Disposition of Assets

     Not Applicable.



Item 3. Bankruptcy or Receivership

     Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

     Not Applicable.



Item 5. Other Events

     A material provision of the Agreement described in Item 1 requires the distribution of 6,230,000 shares of common stock of Dasibi Inc., the wholly owned operating subsidiary of the Registrant, PRCC. The distribution will be pro rata to all shareholders of PRCC on the record date to be determined by the Board of Directors of PRCC. PRCC will retain 1,100,000 shares of common stock of Dasibi out of a total issued and outstanding of 7,330,000 representing 15% of the total outstanding shares of Dasibi. In order to accomplish the distribution it will first be necessary to forward split the shares of Dasibi so that there will be 7,330,000 shares outstanding after the split. After the distribution of the Dasibi common stock, PRCC will own 15% and the shareholders of PRCC will own 85% of the issued and outstanding shares of Dasibi, the only operating entity of the Registrant.



Item 6. Resignations of Registrant's Directors

     Effective September 24, 2001 the former directors, Albert E. Gosselin, Gary
L. Dudley, Craig E. Gosselin and Marcia A. Smith resigned with the exception of Mr. Donald R. Ford who appointed three new directors, Jacques Tizabi, Matin Emouna and Michael Collins, to fill the vacancies.



Item 7. Financial Statement, Proforma, Financial Information and Exhibits

     Exhibits

     Exhibit number
     --------------
     2.0      Agreement



Item 8. Change in Fiscal Year

     Not Applicable.

                                   Signatures


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     POLLUTION RESEARCH AND CONTROL CORPORATION


                                     By: /s/ Jacques Tizabi
                                     -----------------------------
                                     Name : Jacques Tizabi
                                     Title: Chief Executive Officer


Dated: October 12, 2001

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